UNANIMOUS WRITTEN CONSENT TO ACTION OF
BOARD OF DIRECTORS OF THE
VISION GLOBAL SOLUTIONS, INC.
TAKEN WITHOUT A MEETING

Pursuant to Section 78.320(2) of the Nevada Revised Statutes, the articles of incorporation, and bylaws of Vision Global Solutions, Inc., a Nevada corporation (the “Corporation”), the undersigned, being the only member of the Board of Directors of the Corporation, hereby adopts, approves, confirms and ratifies the following recitals and resolutions:

1.  Approval of the Effective Date of the Change of Control.

WHEREAS, the Board of Directors is in favor of a resolution to ratify several transactions that effectively resulted in a change of control of the Corporation and to set the effective date of the change of control, as contemplated by those agreements, as occurring on December 14, 2006.

WHEREAS, on November 13, 2006, the JPO and the Corporation entered into a Bill of Sale and Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) whereby JPO assumed all of the assets and liabilities of the Corporation. A true and correct copy of the Assignment and Assumption Agreement is attached hereto as Exhibit “A”. The assets assumed by JPO included all of the shares of Vision R/4 Corporation, a private (Canadian) federal corporation (“Vision R/4”), and A.R.T.I. Vision Inc., a private (Canadian) federal corporation (“A.R.T.I.”) (collectively, the “Assets”), both wholly-owned subsidiaries of the Corporation. The liabilities assumed by JPO include, but are not limited to, all of the liabilities of Vision R/4 and A.R.T.I. (the “Liabilities”). The Assets were valued at less than the Liabilities.

WHEREAS, on November 13, 2006 the Corporation by Unanimous Written Consent (the “UWC Ratifying the Sale of Corporate Control”) ratified the sale by JPO of his 50,000,000 shares on the Common Stock of the Corporation and the Share Purchase Agreement, described below. A true and correct copy of the UWC Ratifying the Sale of Corporate Control is attached hereto as Exhibit “B”.

WHEREAS, on November 14, 2006, JPO combined his interest with the interests owned by the following persons: Dwayne Bigelow (“DBW”), owner of 420,000 shares of the Common Stock of the Corporation; Andrew Belinsky (“ABY”), owner of 760,000 shares of the Common Stock of the Corporation; Angela Musgrave (“AMV”), owner of 760,000 shares of the Common Stock of the Corporation; Jasago Partners, Inc. (“JASAGO”), owner of 800,000 shares of the Common Stock of the Corporation; and Amazon Energy & Communications, Inc. (“AMAZON”), owner of 1,300,000 shares of the Common Stock of the Corporation for a total of 54,040,000 shares (collectively, the sellers are referred to herein as the “Sellers” and their shares are collectively referred to herein as the “Sellers’ Shares”) and collectively the Sellers entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with certain buyers (the “Buyers”), described below, and agreed to sell the Sellers’ Shares to the Buyers for $650,000. A true and correct copy of the Share Purchase Agreement is attached hereto as Exhibit “C”.

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

The graph set forth below provides a graphic description of the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the persons who acquired control:

VOTING SECURITIES OWNED BY CONTROL PERSONS

Control Persons	Compensation Paid	Shares Purchased	Percentage Owned
First Trust Corporation TTEE FBO Philip Kranenburg Acct#060000069990	$50,000	4,000,000	5.50%
Navitas Corporation	$100,000	8,000,000	11.00%
Park Capital Management, LLC	$25,000	2,000,000	2.75%
Todd Waltz	$25,000	2,000,000	2.75%
Bradley N. Rotter	$100,000	8,000,000	11.00%
Elizabeth Q. Rose	$50,000	4,040,000	5.56%
Michael Todd Buchanan	$50,000	4,000,000	5.50%
Gita Iyer	$50,000	4,000,000	5.50%
James Wolfenbarger	$50,000	4,000,000	5.50%
Gene Ryeson	$50,000	4,000,000	5.50%
Michael L. Peterson and Shelley P. Peterson, Trustees of The Peterson Family Trust dtd 8/16/00	$100,000	8,000,000	11.00%
John Kinney [1]		2,000,000	2.75%
TOTAL	$650,000	54,040,000

[1] John Kinney was issued shares as compensation for his services to the Corporation as its sole director, President and Chief Executive Officer.

Collectively, the foregoing purchasers are referred to herein as the “Majority Shareholders.”

The Board of Directors believes that establishing the effective date of the change of control as contemplated by the transactions referenced above as occurring on December 14, 2006 is in the best interests of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby ratifies, authorizes and approves the several transactions that resulted in a change of control of the Corporation and establish the effective date of the change of control for all purposes as occurring as of December 14, 2006, and further directs the officers of the Corporation to take all actions that may be necessary and proper for the Corporation to effect the change of control as may be required by the Securities and Exchange Commission, Nevada Secretary of State or any other state or federal agency.

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

2.	Election of Mr. John Kinney as the Sole- Director.

WHEREAS, the Board of Directors is in favor of a resolution to appoints Mr. John Kinney as the sole director of the Corporation and to ratify, approve, and adopt Mr. John Kinney’s Employment Agreement, attached hereto as Exhibit “D” and believe that the appointment of Mr. John Kinney as the sole director of the Corporation is in the best interests of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby appoint John Kinney as the sole director of the Corporation and ratifies, approves, and adopts Mr. John Kinney’s Employment Agreement and further authorize and direct the President and Secretary of the Corporation to execute and deliver all other documents necessary to effectuate the transactions contemplated hereby.

3.	Resignation of Mr. Jean-Paul Ouellette as the Sole-Director.

WHEREAS, the Board of Directors is in favor of a resolution to accept the resignation of Mr. Jean-Paul Ouellette as the sole director of the Corporation as referenced in that certain Resignation and Release dated November 24, 2006 and executed by Mr. Jean-Paul Ouellette and to establish the effective date of Mr. Jean-Paul Ouellette’s resignation to be upon receipt of notice by the Majority Shareholders. A true and correct copy of the Resignation and Release is attached hereto as Exhibit “E”. The Board of Directors believes that accepting Mr. Jean-Paul Ouellette’s resignation is in the best interests of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby accepts the resignation of Jean-Paul Ouellette as the sole director of the Corporation immediately after the effective time of this resolution on December 14, 2006, and authorizes and directs the President and Secretary of the Corporation to execute and deliver all other documents necessary to effectuate the transactions contemplated hereby.

4.  Other Filings And Actions.

RESOLVED, that each officer of the Corporation is hereby authorized and directed to make such filings and applications to execute and deliver such documents and instruments and to do such acts and things as he or she deems necessary in order to obtain such licenses, authorizations and approvals as are necessary or desirable for the Corporation's business and to implement the above-described authorizations and transactions.

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UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

This Unanimous Written Consent to Action of the Board of Directors of Vision Global Solutions, Inc. Taken without a Meeting shall be effective for all purposes as of December 14, 2006.

/s/ Jean-Paul Ouellette
Mr. Jean-Paul Ouellette, Sole Director and Officer

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

Exhibit “A”

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

Exhibit “B”

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

Exhibit “C”

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

Exhibit “D”

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING

Exhibit “E”

UNANIMOUS WRITTEN CONSENT TO ACTION OF BOARD OF DIRECTORS
OF VISION GLOBAL SOLUTIONS, INC. TAKEN WITHOUT A MEETING